                                 Exhibit 99.2

Series 1998-2 Monthly Certificateholders' Statement for the month of December
                                     2000

                                                                   Series 1998-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1998-2 is set forth below:


       Date of the Certificate                    January 10, 2001
       Monthly Period ending:                    December 31, 2000
       Determination Date                         January 10, 2001
       Distribution Date                          January 16, 2001

----------------------------------------------------------------------------------------------------------------------------
                                                           General
============================================================================================================================
  201  Amortization Period                                                                     No                     201
  202  Early Amortization Period                                                               No                     202
  203  Class A Investor Amount paid in full                                                    No                     203
  204  Class B Investor Amount paid in full                                                    No                     204
  205  Collateral Indebtedness Amount paid in full                                             No                     205
  206  Saks Incorporated is the Servicer                                                       Yes                    206

----------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
============================================================================================================================
                                                                                                     as of the end of
                                                                 as of the end of the                  the relevant
                                                                 prior Monthly Period                 Monthly Period
                                                                 --------------------                 -------------
  207  Series 1998-2 Investor Amount                                   $261,500,000           207(a)  $ 261,500,000   207(b)
  208  Class A Investor Amount                                         $200,000,000           208(a)  $ 200,000,000   208(b)
  209  Class B Investor Amount                                         $ 21,500,000           209(a)  $  21,500,000   209(b)
  210  Collateral Indebtedness Amount                                  $ 24,000,000           210(a)  $  24,000,000   210(b)
  211  Class D Investor Amount                                         $ 16,000,000           211(a)  $  16,000,000   211(b)

  212  Series 1998-2 Adjusted Investor Amount                          $261,500,000           212(a)  $ 261,500,000   212(b)
  213  Class A Adjusted Investor Amount                                $200,000,000           213(a)  $ 200,000,000   213(b)
  214  Principal Account Balance                                       $          -           214(a)              -   214(b)
  215  Class B Adjusted Investor Amount                                $ 21,500,000           215(a)  $  21,500,000   215(b)

  216  Class A Certificate Rate                                                                               6.00%   216
  217  Class B Certificate Rate                                                                               6.15%   217
  218  Collateral Indebtedness Interest Rate                                                               7.46000%   218
  219  Class D Certificate Rate                                                                            7.71000%   219
  220  Weighted average interest rate for Series 1998-2                                                       6.25%   220

                                                                                                        as of the end of
                                                                           for the relevant               the relevant
                                                                            Monthly Period               Monthly Period
                                                                           ----------------            ----------------
  221  Series 1998-2 Investor Percentage with respect to Finance
       Charge Receivables                                                         19.47%      221(a)         18.26%   221(b)
  222  Class A                                                                    14.89%      222(a)         13.96%   222(b)
  223  Class B                                                                     1.60%      223(a)          1.50%   223(b)
  224  Collateral Indebtedness Amount                                              1.79%      224(a)          1.68%   224(b)
  225  Class D                                                                     1.19%      225(a)          1.12%   225(b)

  226  Series 1998-2 Investor Percentage with respect to Principal
       Receivables                                                                19.47%      226(a)         18.26%   226(b)
  227  Class A                                                                    14.89%      227(a)         13.96%   227(b)
  228  Class B                                                                     1.60%      228(a)          1.50%   228(b)
  229  Collateral Indebtedness Amount                                              1.79%      229(a)          1.68%   229(b)
  230  Class D                                                                     1.19%      230(a)          1.12%   230(b)

  231  Series 1998-2 Investor Percentage with respect to Allocable Amounts        19.47%      231(a)         18.26%   231(b)
  232  Class A                                                                    14.89%      232(a)         13.96%   232(b)
  233  Class B                                                                     1.60%      233(a)          1.50%   233(b)
  234  Collateral Indebtedness Amount                                              1.79%      234(a)          1.68%   234(b)
  235  Class D                                                                     1.19%      235(a)          1.12%   235(b)

----------------------------------------------------------------------------------------------------------------------------
                                               Series 1998-2 Investor Distributions
============================================================================================================================

  236  The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                        $           -   236

                                                                   Series 1998-2


  237  Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                               $          -   237
  238  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                               $          -   238
  239  Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                                     $          -   239
  240  Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                               $          -   240
  241  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                                  $       5.00   241
  242  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                                  $       5.13   242
  243  Collateral Indebtedness Amount distribution attributable to interest per
       $1,000 of original principal amount                                                                     $       6.63   243
  244  Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                                  $          -   244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
       of original principal amount                                                                            $       1.67   245

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-2
===================================================================================================================================

  246  Series allocation of collections of Principal Receivables                                               $ 53,466,228   246
  247  Class A                                                                                                 $ 40,891,952   247
  248  Class B                                                                                                 $  4,395,885   248
  249  Collateral Indebtedness Amount                                                                          $  4,907,034   249
  250  Class D                                                                                                 $  3,271,356   250

  251  Series allocation of collections of Finance Charge Receivables                                          $  4,591,159   251
  252  Class A                                                                                                 $  3,511,402   252
  253  Class B                                                                                                 $    377,476   253
  254  Collateral Indebtedness Amount                                                                          $    421,368   254
  255  Class D                                                                                                 $    280,912   255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                                 $  3,524,941   256
  257  The amount to be withdrawn from the Reserve Account to be included in
       Class A Available funds                                                                                 $          -   257
  258  Principal Investment Proceeds to be included in Class A Available Funds                                 $          -   258
  259  The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class A Available funds                                                       $     13,539   259
  260  Class B Available Funds                                                                                 $    377,476   260
  261  The amount to be withdrawn from the Reserve Account to be included in
       Class B Available funds                                                                                 $          -   261
  262  Principal Investment Proceeds to be included in Class B Available Funds                                 $          -   262
  263  The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B Available funds                                                       $          -   263

  264  Collateral Available Funds                                                                              $    421,368   264

  265  Class D Available Funds                                                                                 $    280,912   265

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
===================================================================================================================================

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                       $  1,000,000   266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                         $          -   267
  268  Class A Allocable Amount                                                                                $    631,316   268
  269  An amount to be included in the Excess Spread                                                           $  1,893,625   269

       Class B
       -------

                                                                   Series 1998-2

  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                       $    110,188   270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                         $          -   271
  272  An amount to be included in the Excess Spread                                                           $    267,288   272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                                         $          -   273
  274  An amount to be included in the Excess Spread                                                           $    421,368   274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                         $          -   275
  276  An amount to be included in the Excess Spread                                                           $    280,912   276

  277  Available Excess Spread                                                                                 $  2,863,194   277
  278  Available Shared Excess Finance Charge Collections                                                      $          -   278
  279  Total Cash Flow available for 1998-2 waterfall                                                          $  2,863,194   279

  280  Class A Required Amount is to be used to fund any deficiency in line266,
       line267 and line268                                                                                     $          -   280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                                   $          -   281
  282  Class B Required Amount to the extent attributable to line270, and line271                              $          -   282
  283  Class B Allocable Amount                                                                                $     67,866   283
  284  Any remaining portion of the Class B Required Amount                                                    $          -   284
  285  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount                                                                                 $          -   285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest                                                              $    159,147   286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
       Fee due for the relevant Monthly Period and not paid above                                              $    409,167   287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
       Fee due but not distributed to the Servicer for prior Monthly Periods                                   $          -   288
  289  Collateral Allocable Amount                                                                             $     75,758   289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the CIA to the Class A or Class B Investor Amount                                      $          -   290
  291  The excess, if any, of the Required Cash Collateral Amount over the
       Available Collateral Amount                                                                             $          -   291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                                     $    109,653   292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                            $     26,667   293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods                 $          -   294
  295  Class D Allocable Amount                                                                                $     50,505   295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA                                                                                  $          -   296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness
       Holder pursuant to the Loan Agreement                                                                   $          -   297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                                          $          -   298
  299  Shared Excess Finance Charge Collections                                                                $  1,964,431   299

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                                $          -   300
  301  Available Principal Collections held in the Collection Account                                          $ 53,466,228   301
  302  Class A Accumulation Amount                                                                             $          -   302

                                                                   Series 1998-2

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                     $             -   303
  304  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                            $    53,466,228   304
  305  Class B Accumulation Amount                                                                      $             -   305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                                    $             -   306
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $    53,466,228   307
  308  Enhancement Surplus                                                                              $             -   308

  309  Class D Monthly Principal                                                                        $             -   309
  310  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                     $    53,466,228   310


----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
==================================================================================================================================

  311  Available Enhancement Amount                                                                     $    40,000,000   311
  312  Amount on Deposit in the Cash Collateral Account                                                 $             -   312

---------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
=================================================================================================================================

  313  Reallocated Principal Collections                                                                $             -   313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)                    $             -   314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $             -   315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)                    $             -   316

---------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
=================================================================================================================================
                                                                                      %                     Amount
                                                                                  ---------             ------------
  317  Series 1998-2 Default Amount                                                 19.47%    317(a)    $       825,445   317(b)
  318  Class A Investor Default Amount                                              14.89%    318(a)    $       631,316   318(b)
  319  Class B Investor Default Amount                                               1.60%    319(a)    $        67,866   319(b)
  320  Collateral Default Amount                                                     1.79%    320(a)    $        75,758   320(b)
  321  Class D Investor Default Amount                                               1.19%    321(a)    $        50,505   321(b)

  322  Series 1998-2 Adjustment Amount                                                                  $             -   322
  323  Class A Adjustment Amount                                                                        $             -   323
  324  Class B Adjustment Amount                                                                        $             -   324
  325  Collateral Adjustment Amount                                                                     $             -   325
  326  Class D Adjustment Amount                                                                        $             -   326

  327  Series 1998-2 Allocable Amount                                                                   $       825,445   327
  328  Class A Allocable Amount                                                                         $       631,316   328
  329  Class B Allocable Amount                                                                         $        67,866   329
  330  Collateral Allocable Amount                                                                      $        75,758   330
  331  Class D Allocable Amount                                                                         $        50,505   331

---------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
=================================================================================================================================

  332  Class A Required Amount                                                                          $             -   332
  333  Class A Monthly Interest for current Distribution Date                                           $     1,000,000   333
  334  Class A Monthly Interest previously due but not paid                                             $             -   334
  335  Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $             -   335
  336  Class A Allocable Amount for current Distribution Date                                           $             -   336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $             -   337

  338  Class B Required Amount                                                                          $             -   338
  339  Class B Monthly Interest for current Distribution Date                                           $       110,188   339
  340  Class B Monthly Interest previously due but not paid                                             $             -   340
  341  Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $             -   341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $             -   342
  343  Excess of Class B Allocable Amount over funds available to make payments                         $             -   343

                                                                   Series 1998-2

  344  Collateral Required Amount                                                                              $          -   344
  345  Collateral Monthly Interest for current Distribution Date                                               $    159,147   345
  346  Collateral Monthly Interest previously due but not paid                                                 $          -   346
  347  Collateral Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                                $          -   347
  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -   348
  349  Excess of Collateral Allocable Amount over funds available to make
       payments                                                                                                $          -   349
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
===================================================================================================================================

       Class A
       -------
  350  Class A Investor Amount reduction                                                                       $          -   350
  351  Class A Investor Charge Off                                                                             $          -   351
  352  Reductions of the Class A Investor Amount                                                               $          -   352
       Class B
       -------
  353  Class B Investor Amount reduction                                                                       $          -   353
  354  Class B Investor Charge Off                                                                             $          -   354
  355  Reductions of the Class B Investor Amount                                                               $          -   355
  356  Reallocated Principal Collections applied to Class A                                                    $          -   356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                                $          -   357
  358  Collateral Indebtedness Amount Charge Off                                                               $          -   358
  359  Reductions of the Collateral Indebtedness Amount                                                        $          -   359
  360  Reallocated Principal Collections applied to Class B                                                    $          -   360
       Class D
       -------
  361  Class D Investor Amount reduction                                                                       $          -   361
  362  Class D Investor Charge Off                                                                             $          -   362
  363  Reductions of the Class D Investor Amount                                                               $          -   363
  364  Reallocated Principal Collections applied to Collateral Indebtedness
       Amount                                                                                                  $          -   364
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
===================================================================================================================================

  365  Series 1998-2 Servicing Fee                                                                             $    435,833   365
  366  Class A Servicing Fee                                                                                   $    333,333   366
  367  Class B Servicing Fee                                                                                   $     35,833   367
  368  Collateral Servicing Fee                                                                                $     40,000   368
  369  Class D Servicing Fee                                                                                   $     26,667   369
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
===================================================================================================================================

  370  Required Reserve Account Amount (if applicable)                                                         $  3,000,000   370
  371  Reserve Account Reinvestment Rate for previous Monthly Period (if applicable)                              5.30%       371
  372  Reserve Account balance (as of Distribution Date)                                                       $  3,000,000   372

  373  Accumulation Period Length                                                                               2 months      373

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2001.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
        -----------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer